428 P-1 03/13

SUPPLEMENT DATED MARCH 1, 2013

TO THE PROSPECTUS DATED DECEMBER 1, 2012

OF

FRANKLIN LARGE CAP EQUITY FUND

(Franklin Global Trust)

The Prospectus is amended as follows:

I. The portfolio management team under "Fund Summaries – Portfolio Managers" section on page 7 is revised as follows:

Portfolio Managers

S. MACKINTOSH PULSIFER   Vice President and Chief Investment Officer of Fiduciary and Vice Chairman, Director and Chief Investment Officer of Fiduciary Trust and portfolio manager of the Fund since inception (1998).

KENNETH J. SIEGEL   Vice President of Fiduciary and Managing Director of Fiduciary Trust and portfolio manager of the Fund since 2005.

II. The portfolio management team under "Fund Details - Management" section on page 14 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments of large capitalization companies. The portfolio managers of the team are as follows:

S. MACKINTOSH PULSIFER   Vice President and Chief Investment Officer of Fiduciary and Vice Chairman, Director and Chief Investment Officer of Fiduciary Trust

Mr. Pulsifer has been a co-lead portfolio manager of the Fund since inception. He joined Fiduciary Trust in 1988.

KENNETH J. SIEGEL   Vice President of Fiduciary and Managing Director of Fiduciary Trust

Mr. Siegel has been a co-lead portfolio manager of the Fund since 2005. He joined Fiduciary Trust in 1996.

Messrs. Pulsifer and Siegel as co-lead portfolio managers of the Fund share the primary responsibility for the investments of the Fund. They have final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which Messrs. Pulsifer and Siegel may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement for future reference.